State Bank Financial Corporation 2nd Quarter 2016 Earnings Presentation Joe Evans, Chairman and CEO Tom Wiley, Vice Chairman and President Sheila Ray, EVP and Chief Financial Officer David Black, EVP and Chief Credit Officer July 28, 2016

2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of the words “will,” “expect,” “should,” “anticipate,” “may,” and “project,” as well as similar expressions. Pro forma financial information is not a guarantee of future results and is presented for informational purposes only. These forward- looking statements include, but are not limited to, statements regarding our proposed acquisitions of NBG Bancorp (“NBG”) and its subsidiary and S Bankshares and its subsidiary, including our belief that these acquisitions will provide entry into attractive new markets and other key transaction assumptions, statements regarding our significant opportunity for deposit growth in the Atlanta and Augusta markets, statements regarding remaining accretable discount and its future benefits, including statements related to base accretion, and other statements about expected developments or events, our future financial performance, and the execution of our strategic goals. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions (“risk factor”) that are difficult to predict with regard to timing, extent, likelihood and degree. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Risk factors including, without limitation, the following: • completion of the transactions with NBG and S Bankshares is dependent on, among other things, receipt of regulatory approvals and S Bankshares shareholder approval, the timing of which cannot be predicted and which may not be received at all; • the impact of the completion of the transactions with NBG and S Bankshares on our financial statements will be affected by the timing of the transactions; • the transactions may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events; • the integration of NBG’s and S Bankshares’ business and operations into ours may be more costly than anticipated or have unanticipated adverse results related to NBG’s, S Bankshares’ or our existing businesses; • our ability to achieve anticipated results from the transactions with NBG and S Bankshares will depend on the state of the economic and financial markets going forward; • general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a deterioration in credit quality, a reduction in demand for credit and a decline in real estate values; • a general decline in the real estate and lending markets, particularly in our market areas, could negatively affect our financial results; • restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals; • legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us; • competitive pressures among depository and other financial institutions may increase significantly; • changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired; • other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can; • our ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry; • adverse changes may occur in the bond and equity markets; • war or terrorist activities may cause deterioration in the economy or cause instability in credit markets; and • economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate. In addition, risk factors include, but are not limited to, the risk factors described in Item 1A, Risk Factors, in our Annual Report on Form 10-K for the most recently ended fiscal year. These and other risk factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a forward- looking statement.

3 Additional Information About the Mergers and Where to Find It Proposed Merger with NBG Bancorp, Inc. In connection with the proposed merger transaction with NBG Bancorp, Inc., State Bank Financial has filed a registration statement on Form S-4 (Registration Statement No. 333- 211445) that includes a joint proxy statement/prospectus. The SEC declared the registration statement effective on June 15, 2016. A definitive proxy statement/prospectus dated June 15, 2016 was mailed on or about June 20, 2016 to the shareholders of NBG Bancorp, Inc. The registration statement and the proxy statement/prospectus filed with the SEC related to the proposed transaction contains important information about State Bank Financial, NBG Bancorp, Inc. and the proposed transaction and related matters. WE URGE SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS BECAUSE THOSE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by State Bank Financial at its website at https://www.statebt.com (which website is not incorporated herein by reference) or by contacting Jeremy Lucas by telephone at 404.239.8626. State Bank Financial and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of NBG Bancorp, Inc. in connection with the proposed merger. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed merger are provided in the proxy statement/prospectus described above. Additional information regarding State Bank Financial’s directors and executive officers is included in State Bank Financial’s definitive proxy statement for 2016, which was filed with the SEC on April 15, 2016. You can obtain free copies of this document from State Bank Financial using the contact information above. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Proposed Merger with S Bankshares, Inc. In connection with the proposed merger transaction with S Bankshares, Inc., State Bank Financial will file a registration statement on Form S-4 with the SEC to register State Bank Financial’s shares that will be issued to S Bankshares, Inc. shareholders in connection with the transaction. The registration statement will include a proxy statement of S Bankshares, Inc. and a prospectus of State Bank Financial, as well as other relevant documents concerning the proposed transaction. The registration statement and the proxy statement/prospectus to be filed with the SEC related to the proposed transaction will contain important information about State Bank Financial, S Bankshares, Inc. and the proposed transaction and related matters. WE URGE SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by State Bank Financial at its website at https://www.statebt.com (which website is not incorporated herein by reference) or by contacting Jeremy Lucas by telephone at 404.239.8626. State Bank Financial and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of S Bankshares, Inc. in connection with the proposed merger. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed merger will be provided in the proxy statement/prospectus described above when it is filed with the SEC. Additional information regarding State Bank Financial’s directors and executive officers is included in State Bank Financial’s definitive proxy statement for 2016, which was filed with the SEC on April 15, 2016. You can obtain free copies of this document from State Bank Financial using the contact information above. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Results Summary

STATE BANK
Financial Corporation

Income Statement Highlights			
(dollars in thousands, except per share data)	2Q16	1Q16	2Q15
Interest income on loans	$25,406	$24,342	$23,070
Accretion income on loans	13,961	9,743	8,365
Interest income on invested funds	4,726	4,673	4,032
Total interest income	44,093	38,758	35,467
Interest expense	2,371	2,113	1,972
Net interest income	41,722	36,645	33,495
Provision for loan and lease losses	6	(134)	64
Net interest income after provision for loan losses	41,716	36,779	33,431
Noninterest income	10,230	9,391	9,319
Amortization of FDIC receivable	-	-	(15,040)
Total noninterest expense	30,674	28,898	31,357
Income before income taxes	21,272	17,272	(3,647)
Income tax expense	7,433	6,434	(1,626)
Net income (loss) available to common shareholders	$13,839	$10,838	($2,021)
Diluted net income (loss) per share	.37	.29	(.06)
Dividends per share	.14	.14	.06
Tangible book value per share[1]	13.77	13.49	13.51
Balance Sheet Highlights (period-end)			
Total loans	$2,345,096	$2,258,533	$2,042,186
Organic	2,004,858	1,895,340	1,524,286
Purchased non-credit impaired	205,705	223,398	340,539
Purchased credit impaired	134,533	139,795	177,361
Total assets	3,586,503	3,532,971	3,300,308
Noninterest-bearing deposits	829,673	891,511	762,100
Total deposits	2,885,490	2,905,598	2,736,285
Shareholders' equity	553,356	545,855	522,984

- 2Q16 net income of $13.8 million, or $.37 per diluted share
- Interest income on loans and invested funds up 4% in the quarter and 11% from 2Q15
- Noninterest income increased 9% versus the prior quarter and 10% compared to the prior year period
- Announced two bank acquisitions that will add three attractive MSAs to our footprint
- $.14 quarterly dividend represents an attractive 2.8% yield at end of 2Q16 and 42% payout ratio in the first half of 2016

[1] Denotes a non-GAAP financial measure; for more information, refer to Table 8 of the 2Q16 earnings press release
Note: Consolidated financial results contained throughout this presentation are unaudited; numbers may not add due to rounding

4

5 Enhancing Fundamental Performance Interest Income Noninterest Income Core Deposit Funding  Noninterest income of $10.2mm was up 10% compared to 2Q15  Record quarter for mortgage and 2nd highest quarter for SBA  Payroll income increased 16% year-over-year  Average noninterest-bearing deposits represent 30% of average total deposits  Cost of funds remains low at 33 bps  Noninterest expense increased due to new hires in revenue-producing lines of business and higher production commissions in 2Q16  Burden ratio1 was 2.30% in the first half of 2016, down from 2.54% in the first half of 2015 Efficiency  Interest income on loans and invested funds increased $1.1mm (+4%) from 1Q16 and $3.0mm (+11%) from 2Q15  Total loans were up $87mm from the previous quarter 1 Ratio defined as annualized noninterest expense minus annualized noninterest income, excluding (amortization)/accretion of FDIC receivable, divided by average assets

6 Recent Acquisition Announcements Source: SNL Financial; company documents Note: Key metrics as of June 30, 2016  Founded in 2000  Headquartered in Athens, Georgia  Branch office in Gainesville, Georgia  Athens mortgage office  Total Assets: $417 million  Total Loans: $342 million  Total Deposits: $322 million  Total Equity: $44 million Key Metrics  Headquartered in Glennville, Georgia  3 additional offices in southeast Georgia, including Savannah  Total Assets: $109 million  Total Loans: $82 million  Total Deposits: $91 million  Total Equity: $11 million Key Metrics Announced April 5, 2016 Announced May 19, 2016  Long-term relationship with quality leadership team in familiar Georgia markets  Will provide entry into attractive Athens and Gainesville markets  Will provide an established banking platform in Savannah, the third largest MSA in Georgia and a market well-known to the company’s management team  Locally-owned bank with quality, community-focused board

7 Atlanta Macon Warner Robins Augusta Savannah Athens Gainesville STBZ Proforma Highlights 1 Key Metrics and Capital Ratios 2  Concentrated footprint in 7 of the 8 largest MSAs in Georgia  $4.1 billion of total assets  31 full-service banking offices  8 mortgage origination offices 1 Proforma for pending acquisitions of NBG Bancorp, Inc. and S Bankshares, Inc. 2 Assets, loans, and deposits as of June 30, 2016; capital ratios as of March 31, 2016 l STBZ l NBG l S Bank ($ in mm) STBZ Proforma Well Capitalized TCE / TA 14.3% 12.6% N/A Tier 1 Leverage 14.6% 12.6% 5.0% Tier 1 RBC 17.1% 15.0% 8.0% Total RBC 18.1% 15.9% 10.0% STBZ NBG + S Bank Proforma Assets $3,587 $526 $4,113 Loans $2,345 $424 $2,769 Deposits $2,885 $413 $3,298

8 Strong Revenue Trends – Interest Income  Continue to replace accretion income with interest income from organic and purchased non-credit impaired portfolios  Total interest income (excluding accretion) of $30.1mm in 2Q16 compared to $27.1mm in 2Q15 and $17.9mm in 2Q14 ($ i n 000 s)  Net interest margin significantly impacted by quarterly accretion volatility  Net interest margin excluding accretion has improved year-over- year to 3.53% at 2Q16 5,000 10,000 15,000 20,000 25,000 30,000 35,000 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Interest Income and Accretion Interest Income Accretion 7.38% 5.08% 3.11% 3.53% 2% 3% 4% 5% 6% 7% 8% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Net Interest Margin NIM NIM excluding Accretion

9  Payroll fee income increased 16% year-over-year as number of clients increased 9% year-over-year Strong Revenue Trends – Noninterest Income  2Q16 mortgage production of $143mm, leading to a 17% quarterly increase in fee income  SBA production increased to $28.6mm in 2Q16, a 39% increase from 1Q16 and 113% increase from 2Q15  Total 2Q16 noninterest income of $10.2mm is second highest quarterly level 0 2,000 4,000 6,000 8,000 10,000 12,000 2Q15 3Q15 4Q15 1Q16 2Q16 Service Charge Other Mortgage Payroll SBA ($ i n 000 s) 0 50 100 150 200 0 1,000 2,000 3,000 4,000 2Q15 3Q15 4Q15 1Q16 2Q16 Pr o d u cti o n ($ in m m ) N o n in ter es t In com e ($ i n 000 s) Income Production 1,000 1,050 1,100 1,150 1,200 0 250 500 750 1,000 1,250 1,500 2Q15 3Q15 4Q15 1Q16 2Q16 # o f C lien ts N o n in ter es t In com e ($ i n 000 s) Income Number of Clients 0 5 10 15 20 25 30 35 0 500 1,000 1,500 2,000 2Q15 3Q15 4Q15 1Q16 2Q16 Pr o d u cti o n ($ in m m ) N o n in ter es t In com e ($ i n 000 s) Income Production

10 Focused on Improving Efficiency  Total expense increased from the prior quarter but was down compared to the prior year period  Reinvestments in revenue-producing opportunities, including SBA team addition and recent hires in mortgage and Patriot Capital divisions, combined with higher production commissions led to higher expense in the quarter  Remain focused on achieving 2.0% target burden ratio1 and 55% efficiency ratio  Burden ratio declined 9% in the first half of 2016 compared to the first half of 2015 1 Ratio defined as annualized noninterest expense minus annualized noninterest income, excluding (amortization)/accretion of FDIC receivable, divided by average assets 30% 40% 50% 60% 70% 80% 90% 2013 2014 2015 1H 2016 Target Efficiency Ratio 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2013 2014 2015 1H 2016 Target Burden Ratio 1

11 Core Deposit Funding ($ i n m m ) N IB / Tot al D ep o sit s  Attractive, low-cost core deposit mix focused on transaction-based funding ($ in mm) Deposit Composition 2012% 2013% 2014% 2015% 2Q16 % Noninterest-bearing 342 16% 413 20% 490 23% 758 27% 848 30% Interest-bearing transaction 318 15% 336 16% 386 18% 519 19% 531 18% Savings & MMA 1,030 48% 928 44% 911 42% 1,060 38% 1,052 37% CDs 476 22% 431 20% 380 18% 437 16% 441 15% Total Deposits $2,166 $2,107 $2,166 $2,773 $2,873 10% 15% 20% 25% 30% 35% 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2012 2013 2014 2015 2Q16 Deposit Mix NIB IB Transaction Savings & MMA CDs NIB / Total Deposits Note: Average deposit balances

12 Core Deposit Funding  Maintain leading market share in middle Georgia (Macon and Warner Robins), with significant opportunity for growth in Atlanta and Augusta markets  Continued focus on increasing transaction deposits  Noninterest-bearing deposits represent 30% of total deposits  Cost of funds increased slightly to 33 bps due to growth in retail money market and time deposits ($ i n m m ) ($ in mm) Deposit Regi 2012% 2013% 2014% 2015% 2Q16 % Atlanta 870 40% 798 38% 869 40% 1,080 39% 1,152 40% Middle Georgia 1,296 60% 1,309 62% 1,297 60% 1,271 46% 1,306 45% Augusta - - - - - - 422 15% 415 14% Total Deposits $2,166 $2,107 $2,166 $2,773 $2,873 Note: Average deposit balances .00% .10% .20% .30% .40% .50% 0 200 400 600 800 1,000 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Transaction Deposit Accounts Interest-bearing Noninterest-bearing Cost of Funds

13 ($ in mm) Loan Composition 2012 2013 2014 2015 2Q16 Construction, land & land development $230 $251 $313 $501 $482 Other commercial real estate 458 550 636 736 814 Residential real estate 43 67 135 210 200 Owner-occupied real estate 172 175 212 281 294 C&I and Leases 74 71 123 267 384 Consumer 8 9 9 21 36 Total Organic & PNCI Loans 986 1,123 1,428 2,015 2,211 PCI Loans 475 257 206 146 135 Total Loans $1,460 $1,381 $1,635 $2,160 $2,345 Solid Loan Growth To ta l L o an s ($ in m m ) 1 New loan fundings include new loans funded and net loan advances on existing commitments 0 125 250 375 500 500 1,000 1,500 2,000 2,500 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Total Loan Portfolio Organic PNCI PCI New Loan Fundings Organic Net Loan Growth 1  Organic and PNCI loans increased $92mm in the quarter and $346mm year- over-year to end 2Q16 at $2.2B  Strong quarter of new loan originations with diverse growth across the portfolio Fu n d in gs / G ro w th ($ in m m )

14 Loan Portfolio and CRE Composition 1 Organic and PNCI loans Commercial Real Estate Composition  Significant industry, client, source of repayment, and geographic diversity in the CRE portfolio  Construction, land & land development (AD&C) comprises both commercial and residential construction, which make up 15% and 12%, respectively, of total CRE CRE 37% AD&C 22% SFR 9% OORE 13% C&I 13% Leases 4% Consumer 2% Loan Portfolio 1 ($ in mm) Organic PNCI Total % of Total CRE CRE Retail $188 $22 $210 16% Office 141 7 148 11% Multifamily 125 9 134 10% Hospitality 117 6 122 9% Industrial 66 8 74 6% Sr. Housing 23 4 26 2% Farmland 24 - 24 2% Mini Storage 15 7 22 2% Restaurant 20 1 20 2% C-Store 18 0 19 1% Other 12 1 14 1% Total $749 $65 $814 63% Construction, Land & Land Development Commercial Construction $191 - $191 15% Residential Construction 156 - 156 12% Land & Development 124 $11 135 10% Total $471 $11 $482 37% Total Commercial Real Estate $1,220 $76 $1,296

15 Organic PNCI Past due loans: .18% .40% NPAs: .35% .86% Average NCOs: .46% (.05)% Allowance: 1.10% .08% (covers organic NPAs by 3.2x)  Successful resolution of distressed assets as purchased credit impaired loans are down 24% year-over-year  OREO balances remain relatively low at $11.6mm as of 2Q16 Asset Quality Remains Sound ($ i n m m ) 0.00% 0.50% 1.00% 1.50% 2.00% 0 5 10 15 20 2012 2013 2014 2015 2Q16 Nonperforming Loans Organic PNCI NPLs / Organic Loans 0 10 20 30 40 50 0 100 200 300 400 500 2012 2013 2014 2015 2Q16 OR EO ($ i n m m ) PCI Lo an s ($ in m m ) PCI Loans & OREO PCI Loans OREO

16 Earnback of pre-tax expense of $14.5mm at early termination announcement surpassed our initial five quarter expectation on a cumulative basis in 2Q16  Significant strategic benefits to early loss share termination:  Eliminated negative earnings impact of quarterly amortization expense and clawback payable  Allowed State Bank to retain in excess of $9.0mm in net recoveries since 2Q15  Reduced cash expenses directly related to special assets  Led to fewer management distractions Recap of Loss Share Termination  $75mm of accretable discount remaining will continue to provide significant future benefits  Potential quarterly upside in accretion from recoveries and pool closeouts  Base accretion is predictable and in line with historical trends 0 5 10 15 20 25 30 0 50 100 150 200 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Ac creti o n ($ i n m m ) Ac cr et ab le Di sco u n t ($ i n m m ) Accretable Discount Remaining Accretable Discount Accretion Income Base Accretion